UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

Coinmach Service Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-114421	20-0809839

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York		11803

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 349-8555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On December 17, 2004 Coinmach Service Corp. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

*99.1 Press Release issued December 17, 2004 entitled “Coinmach Service Corp. Announces Overallotment Option Exercise For 578,199 IDSs.”

* Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.
Dated: December 21, 2004	By:	/s/ Robert M. Doyle
		Name:	Robert M. Doyle
		Title:	Chief Financial Officer, Senior Vice President, Secretary and Treasurer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued December 17, 2004 entitled “Coinmach Service Corp. Announces Overallotment Option Exercise For 578,199 IDSs.”